Exhibit 10.10

Pursuant to Item 601(b)(10)(iv) of Regulation S-K, certain identified information marked with [*****] has been excluded from the exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Second Amendment to Exclusive License Agreement between The UAB Research
Foundation (“UABRF”) and Incysus, Ltd.

This Second Amendment to Exclusive License Agreement (this “Second Amendment”) is made effective as of January 26, 2017 (the “Second Amendment Effective Date”) by and between The UAB Research Foundation (“UABRF”) and Incysus, Ltd. (“Licensee”). Licensee and UABRF may be each individually referred to as a party and collectively, the parties (“Party” or “Parties”).

RECITALS

WHEREAS, UABRF and Licensee previously entered into that certain Exclusive License Agreement dated effective as of March 10, 2016 (“Agreement”);

WHEREAS, the Parties have previously amended the Agreement by executing that certain First Amendment, as of December 14, 2016, in which UABRF licensed to the Licensee it’s right, title and interest in certain jointly owned intellectual property jointly owned by the Parties and which was conceived subsequent to the Effective Date of the Agreement (the “First Amendment”);

WHEREAS, subsequent to the Effective Date of the Agreement, further intellectual property has been conceived by [*****] and other employees of the University of Alabama at Birmingham which is solely owned by UABRF and which the Parties are interested in including in the Licensed Patents;

WHEREAS, such additional intellectual property described in UABRF intellectual property disclosure number [*****] entitled “[*****]” was developed by [*****] while employed by the University of Alabama at Birmingham (the “Inventors”);

WHEREAS, UABRF has filed for patent protection with respect to such additional intellectual property and has filed US Provisional Patent Application No. [*****] entitled “[*****]” filed [*****] (the “Additional Patent”);

WHEREAS, the Parties wish to amend the Agreement to extend the scope of the Agreement to include the additional intellectual property; and

NOW, THEREFORE, for good and valuable consideration, the Parties agree to amend the Agreement as follows:

AGREEMENT

1.       All capitalized terms used herein shall bear the meaning ascribed to them in the Agreement unless otherwise defined herein.

2.       Inclusion of Additional Licensed Patent. As of the Second Amendment Effective Date, the Additional Patent shall comprise part of the Licensed Patents as described in Section 1.13 of the Agreement and Exhibit A of the Agreement is hereby amended to read as follows (with new language being shown in italics and underlined:

Exhibit A. Licensed Patents (dated as of the Effective Date)

(a)	[*****]
(b)	[*****]
(c)	[*****]

3.       Updating of Exhibit B. As of the Second Amendment Effective Date, Exhibit B of the Agreement is deleted in its entirety and replaced with the document marked as Exhibit B attached to this Second Amendment

4.       All other terms and conditions of the Agreement shall remain in full force and effect.

{Signatures on following page}

IN WITNESS WHEREOF, UABRF and Licensee have each caused its duly authorized representative to execute this Second Amendment, effective as of the date written above.

UABRF:		Company:
The UAB Research Foundation		Incysus, Ltd.,

By:	/s/ Authorized Signatory	By:	/s/ Tom Cirrito
Name: Tom Cirrito
Title: Board Member

Date Signed:	1/26/17	Date Signed:	April 25, 2017

EXHIBIT B

[*****]